Provisions	12 Months Ended
Dec. 31, 2024
Text block1 [abstract]
Provisions

Note 20. Provisions

Accounting policy

A provision is recognized if, as a result of a past event, we have a present legal or constructive obligation that can be estimated reliably, and it is probable that an outflow of economic benefits will be required to settle the obligation.

The amount recognized as a provision is the best estimate of the expenditure required to settle the present obligation at the reporting date.

Defined benefit plans (retirement indemnities)

Our defined benefit obligations, and their cost, are determined using the projected unit credit method.

The method consists in measuring the obligation based on a projected end-of-career salary and vested rights at the measurement date.

Actuarial assumptions used to determine the benefit obligations are specific to each country and each benefit plan. The discount rate used is the yield at the reporting date on AA credit-rated bonds with maturity dates that approximate the expected payments for our obligations.

Actuarial gains or losses are recognized in other comprehensive loss for the year in which they occur.

Termination benefits

Termination benefits are recognized as a liability and expense at the earlier of the following dates:

•
When the entity can no longer withdraw the offer of those benefits; and
•
When the entity recognizes costs for a restructuring that is within the scope of IAS 37 Provisions and involves the payment of termination benefits.

Details of provisions

	As of January 1, 2023	Additions	Amounts used during the period	Reversals	OCI	As of December 31, 2023
	$ in thousands
Retirement indemnities	2,390	327	-	-	(517)	2,200
Employee litigation and severance	234	-	-	-	8	242
Commercial litigation	72	503	-	-	13	588
Provision for tax litigation	-	615	-	-	13	628
Other provision for charges	171	102	-	-	8	281
Total	2,867	1,547	-	-	(473)	3,940
Non-current provisions	2,390	327	-	-	(517)	2,200
Current provisions	477	1,219	-	-	44	1,740

	As of January 1, 2024	Additions	Amounts used during the period	Reversals	OCI	As of December 31, 2024
	$ in thousands
Retirement indemnities	2,200	243	-	(1,200)	(129)	1,115
Employee litigation and severance	242	-	(11)	(39)	(12)	180
Commercial litigation	588	-	-	-	(35)	553
Provision for tax litigation	628	-	(615)	-	(13)	-
Other provision for charges	281	26	(184)	(18)	(10)	95
Total	3,940	269	(810)	(1,258)	(199)	1,942
Non-current provisions	2,200	243	-	(1,200)	(129)	1,115
Current provisions	1,740	26	(810)	(57)	(70)	828

During the year ended December 31, 2024, movements in provisions were mainly due to the use of a tax litigation provision of $0.6 million which was paid, and an adjustment of $1.2 million on prior service costs related to a retirement indemnity plan amendment.

During the year ended December 31, 2023, additions mainly relate to commercial litigation for $0.5 million with a law firm, a provision on research tax credits for 2015 and 2016 of $0.6 million as a result of the Court of Appeal's ruling on research tax credits for 2017 and 2018, and $0.3 million of service and interest costs related to pensions. Over the same period, a reduction of $0.5 million in provisions was recorded against OCI, including $0.5 million relating to the revision of actuarial assumptions used to calculate our pension obligations, mainly turnover assumptions which had a $0.6 million effect.

Commitments for compensation payable to employees upon their retirement

France

In France, pension funds are generally financed by employer and employee contributions and are accounted for as defined contribution plans, with the employer contributions recognized as expense as incurred. There are no actuarial liabilities in connection with these plans.

French law also requires payment of a lump sum retirement indemnity to employees based on years of service and annual compensation at retirement. Benefits do not vest prior to retirement. The Group accounts for this obligation as defined benefit plan and recognizes a liability estimated based on the present value of estimated future benefits to be paid, applying the projected unit credit method whereby each period of service is seen as giving rise to an additional unit of benefit entitlement, each unit being measured separately to build up the final.

The estimation of the retirement indemnity payable to employees is based on the compensation table provided for in the collective bargaining agreement applicable to Cellectis S.A.

As part of the estimation of our obligations, the following assumptions were used for all categories of employees:

	2022	2023	2024
% social security contributions	45.00%	47.13%	47.13%
Salary increases	2.50%	2.50%	2.50%
Discount rate	3.72%	3.53%	3.44%
Retirement age	65 years old	66 years old	66 years old

The discount rates are based on the market yield at the end of the reporting period on high quality corporate bonds.

A 0.5% increase in the discount rate would result in a $0.1 million decrease of the net defined benefit liability, whereas a 0.5% decrease in the discount rate would result in a $0.1 million increase of the net defined benefit liability.

The salary increases rate is based on an estimate of the rate that will be applied by the Company over the average term of the commitments, taking into account the Company's current salary policy as defined by the Compensation Committee.

A 0.5% increase in the salary increase rate would result in a $0.1 million increase in the net defined benefit liability, whereas a 0.5% decrease of the salary increase rate would result in a $0.1 million decrease of the net defined benefit liability.

The following table shows reconciliation from the opening balances to the closing balances for net defined benefit liability and its components.

$ in thousands
As of January 1, 2022	(4,073)
Current service cost	(512)
Interest cost	(43)
Benefit paid	-
Actuarial gains and losses	2,227
Reclassification/CTA	11
As of December 31, 2022	(2,390)
Current service cost	(237)
Interest cost	(90)
Benefit paid	-
Actuarial gains and losses	597
Reclassification/CTA	(80)
As of December 31, 2023	(2,200)
Current service cost	(167)
Past service cost	1,200
Interest cost	(76)
Benefit paid	-
Actuarial gains and losses	129
As of December 31, 2024	(1,115)

United States of America

There is no defined benefit plan for Cellectis S.A.’s subsidiaries located in the United States.

The Group has immaterial defined contribution retirement plans for its U.S. employees.